UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 15, 2024
 _____________________
PALO ALTO NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3000 Tannery Way
Santa Clara, California 95054
(Address of principal executive office, including zip code)
(408) 753-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PANW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.
On May 15, 2024, Palo Alto Networks, Inc. (the “Company”) and International Business Machines Corporation (“IBM”) issued a joint press release announcing a broad-reaching partnership to deliver AI-powered security outcomes for customers. As part of this expanded partnership, the Company has entered into an Asset Purchase Agreement dated May 15, 2024, between the parties. Completion of the transaction is subject to customary closing conditions, including the receipt of regulatory approvals.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated as of May 15, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements that involve risks, uncertainties, and assumptions including statements regarding the closing of the transactions. There are a significant number of factors that could cause actual results to differ materially from statements made in this Current Report on Form 8-K, including: (i) the possibility that the conditions to the closing of the transaction are not satisfied, including required regulatory approvals to consummate the transaction are not obtained, on a timely basis or at all; (ii) possible disruption related to the transaction to the Company’s current plans, operations and business relationships, including through the loss of customers and employees; (iii) the amount of the costs, fees, expenses and other charges incurred by the Company related to the transaction; (iv) the risk that the Company’s stock price may fluctuate during the pendency of the transaction and may decline if the transaction is not completed; (v) the diversion of the Company’s management’s time and attention from ongoing business operations and opportunities; (vi) the response of competitors and other market participants to the transaction; (vii) potential litigation relating to the transaction; and (viii) uncertainty as to timing of completion of the transaction and the ability of each party to consummate the transaction.
Additional risks and uncertainties that could affect the Company’s financial results are included under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on February 21, 2024, which is available on its website at investors.paloaltonetworks.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that the Company makes with the SEC from time to time. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and it does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ BRUCE BYRD
Bruce Byrd
Executive Vice President, General Counsel and Secretary

Date: May 16, 2024